EXHIBIT 99.1

Computational Materials

$836,058,000

(Approximate)

Accredited Mortgage Loan Trust 2005-4

Asset-Backed Notes

Accredited Home Lenders, Inc.

(Sponsor and Servicer)

$836,058,000

(Approximate)(1)(4)

Accredited Mortgage Loan Trust 2005-4

Asset-Backed Notes

Overview of the Notes

Notes	Approximate Note Principal Balance(1) (4)	Primary Collateral Group	Credit Enhancement (Initial/ Fully Funded)	Interest Rate	Estimated WAL (yrs) (Call)(2)	Principal Payment Window (Call)(2) (3)	Expected Moody’s/S&P/ DBRS Ratings
A-1		Group I		Not Offered Herein
A-2A	$260,283,000.00	Group II	17.20 / 18.75	LIBOR + [ ]%	0.95	12/05 - 07/07	Aaa/AAA/AAA
A-2B	$141,808,000.00	Group II	17.20 / 18.75	LIBOR + [ ]%	2.00	07/07 - 03/08	Aaa/AAA/AAA
A-2C	$129,400,000.00	Group II	17.20 / 18.75	LIBOR + [ ]%	3.25	03/08 - 08/10	Aaa/AAA/AAA
A-2D	$106,828,000.00	Group II	17.20 / 18.75	LIBOR + [ ]%	6.33	08/10 - 10/12	Aaa/AAA/AAA
M-1	$40,870,000.00	Group I & II	13.80 / 15.35	LIBOR + [ ]%	4.84	04/09 - 10/12	Aa1/AA+/AA(hi)
M-2	$37,865,000.00	Group I & II	10.65 / 12.20	LIBOR + [ ]%	4.79	03/09 - 10/12	Aa2/AA+/AA
M-3	$23,440,000.00	Group I & II	8.70 / 10.25	LIBOR + [ ]%	4.77	02/09 - 10/12	Aa3/AA+/AA(lo)
M-4	$20,435,000.00	Group I & II	7.00 / 8.55	LIBOR + [ ]%	4.75	02/09 - 10/12	A1/AA/A(hi)
M-5	$19,834,000.00	Group I & II	5.35 / 6.90	LIBOR + [ ]%	4.74	01/09 - 10/12	A2/AA-/A
M-6	$17,430,000.00	Group I & II	3.90 / 5.45	LIBOR + [ ]%	4.73	01/09 - 10/12	A3/A+/A
M-7	$13,823,000.00	Group I & II	2.75 / 4.30	LIBOR + [ ]%	4.73	12/08 - 10/12	Baa1/A/A(lo)
M-8	$12,021,000.00	Group I & II	1.75 / 3.30	LIBOR + [ ]%	4.71	12/08 - 10/12	Baa2/A-/BBB(hi)
M-9	$12,021,000.00	Group I & II	0.75 / 2.30	LIBOR + [ ]%	4.70	12/08 - 10/12	Baa3/BBB/BBB

(1)	The principal balances of the notes are calculated using the scheduled principal balances of the mortgage loans as of the Cut-off Date.

(2)	Assuming payment based on the prepayment pricing speeds outlined in “Key Terms - Pricing Prepayment Assumption” and to Optional Clean-up Call.

(3)	The Last Scheduled Payment Date for the notes is the Payment Date in December 2035.

(4)	The initial principal balance of the notes will be subject to an upward or downward variance of no more than approximately 5%.

Selected Mortgage Pool Data (5)

	Group I		Group II
	Adjustable	Fixed	Adjustable	Fixed	Aggregate
Scheduled Principal Balance ($):	325,105,571	106,037,467	524,966,399	245,950,153	1,202,059,589
Number of Mortgage Loans:	1,938	773	2,368	1,557	6,636
Average Scheduled Principal Balance ($):	$167,753	$137,177	$221,692	$157,964	$181,142
Weighted Average Gross Coupon (%):	7.391%	7.258%	7.494%	7.066%	7.36%
Weighted Average Net Coupon (%): (6)	6.891%	6.758%	6.994%	6.566%	6.858%
Weighted Average FICO Score:	627	630	640	637	635
Weighted Average Original LTV Ratio (%):	77.90%	74.65%	79.83%	75.63%	77.99%
Weighted Average Stated Remaining Term (mos.):	359	348	359	349	356
Weighted Average Seasoning (mos.):	1	1	1	1	1
Weighted Average Months to Roll: (7)	24	N/A	24	N/A	24
Weighted Average Gross Margin (%): (7)	5.71%	N/A	5.85%	N/A	5.80%
Weighted Average Initial Rate Cap (%): (7)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Periodic Rate Cap (%) : (7)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Gross Maximum Lifetime Rate (%): (7)	14.39%	N/A	14.49%	N/A	14.45%

(5)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut-off Date, unless otherwise noted.

(6)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee.

(7)	Calculated based on the aggregate scheduled principal balance of the adjustable rate mortgage loans, in the related mortgage pool, as of the Cut-off Date.

Time Table

Closing Date:	On or about November 23, 2005

Cut-off Date:	The close of business on November 1, 2005.

Pricing Date:	Week of November 7, 2005

First Payment Date:	December 27, 2005

Final Stated Maturity Date:	Payment Date in December 2035

Key Terms

Offered Notes:	Class A Notes and Class M Notes The Class A-1 Notes are not being offered hereby but will be offered pursuant to the Prospectus Supplement.

Class A Notes:	Class A-1 and A-2 Notes

Class A-2 Notes:	Class A-2A, A-2B, A-2C and A-2D Notes

Class M Notes:	Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes

Issuer:	Accredited Mortgage Loan Trust 2005-4. The Issuer will be expected to be a Delaware statutory trust and wholly owned by the Seller.

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust

Lead Managers:	Goldman Sachs and Lehman Brothers

Co-Managers:	Credit Suisse First Boston

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

Servicing Fee:	50.0 bps

Trustee Fee:	0 bps

Payment Date:	25th day of the month, or if the 25th day of the month is not a business day, the next business day.

Record Date:	For any Payment Date, the last business day immediately preceding the related Payment Date.

Delay Days:	0 day delay

Prepayment Period:	For any Payment Date, the period commencing on the 16th day of the month preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the 15th day of the month in which such Payment Date occurs.

Due Period:	For any Payment Date, the period commencing on the 2nd business day of the month preceding the month in which the Payment Date occurs and ending on the 1st day of the month in which such Payment Date occurs.

Day Count:	Actual/360 basis.

Interest Accrual Period:	For any Payment Date, the period commencing on the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) and ending on the day preceding such Payment Date.

Pricing Prepayment Assumption:

Adjustable-rate Mortgage Loans are assumed to prepay at 2% CPR in month 1 of the life of the loan, building linearly to 30% CPR in month 12, remaining at 30% CPR through month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

Fixed-rate Mortgage Loans are assumed to prepay at 4% CPR in month 1 of the life of the loan, building linearly to 20% CPR over 12 months, and remaining at 20% CPR thereafter.

Mortgage Loans:

On the Closing Date, the assets of the trust will include a pool of subprime, fixed and adjustable rate, first lien residential mortgage loans with an aggregate scheduled principal balance of approximately $1,200,000,000.

The statistical calculation pool described herein consists of 6,636 loans with an aggregate scheduled principal balance of approximately $1,202,059,589 as of the Cut-off Date.

The Mortgage Loans will be divided into two groups, Group I and Group II.

The Group I Mortgage Loans will consist of mortgage loans that conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Group II Mortgage Loans will consist of mortgage loans that may or may not conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Class A-1 Notes primarily represent indebtedness secured by the Group I Mortgage Loans. The Class A-2 Notes primarily represent indebtedness secured by the Group II Mortgage Loans. The Class M Notes represent indebtedness secured by both the Group I Mortgage Loans and the Group II Mortgage Loans.

Delinquency Advances:	The Servicer will advance principal and interest, subject to recoverability.

Compensating Interest:	For any Payment Date, the Servicer will fund an amount equal to the lesser of (i) the aggregate of the prepayment interest shortfalls on the mortgage loans for the related Payment Date resulting from principal prepayments in full during the related Prepayment Period and (ii) its aggregate Servicing Fee with respect to the related Due Period.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the note principal balance (after applying the current period’s distributions) divided by the original note principal balance.

Denomination:	$25,000 and integral multiples of $1,000 in excess thereof. Minimum investment amount must be $100,000.

Registration:	Book-entry through DTC, Euroclear and Clearstream.

SMMEA Eligibility:	The notes are expected to be SMMEA eligible for the Class A and the Class M-1.

ERISA Eligibility:	The notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Credit Enhancement:	1. Net Swap Payments received from the Swap Provider, if any 2. Excess spread 3. Prepayment penalties 4. Overcollateralization 5. Subordination

Interest Distributions on the Notes

On each Payment Date, Available Funds will be allocated as follows:

(i)	from Available Funds, to the Swap Provider all net swap payments and swap termination payments (other than a Defaulted Swap Termination Payment) owed to the Swap Provider pursuant to the swap agreement;

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, to the Class A-1 Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Payment Dates;

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Payment Dates allocated based on their entitlement to those amounts;

provided, that if the Distributable Interest Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Distributable Interest Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover that shortfall; and

(iii)	from any remaining Distributable Interest Amount, to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Accrued Note Interest.

Definitions Related to Interest Distributions

Accrued Note Interest. For any Payment Date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Payment Date at the related Interest Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act provided, however that in the case of any Class M Note, such amount shall be reduced by the amount described in clause (a) in the definition of Deferred Interest allocated to such class.

Available Funds. For any Payment Date, the sum of the following amounts: (i) all scheduled collections of principal and interest on the mortgage loans due and received by the Servicer during the related Due Period, (ii) all partial prepayments other than pay-aheads of principal and other amounts collected on account of principal, including net REO proceeds, net liquidation proceeds and insurance proceeds, if any, collected by the Servicer during the previous calendar month, (iii) all principal prepayments in full collected by the Servicer during the related Prepayment Period (iv) all Delinquency Advances made with respect to payments due to be received on the mortgage loans during the related Due Period and Compensating Interest paid, by the Servicer (v) any other amounts required to be placed in the collection account by the Servicer pursuant to the sale and servicing agreement, (vi) any net swap payment received from the Swap Provider, (vii) the proceeds from repurchases of mortgage loans, and (viii) all proceeds received with respect to any Optional Clean-up Call.

Available Funds Cap. For any Payment Date and any class of notes, the quotient of (i) the product of (a) the Distributable Interest Amount for such Payment Date multiplied by (b) the quotient of (I) 360 divided by (II) the actual number of days in the Interest Accrual Period, divided by (ii) the aggregate Class Note Balance of all classes of notes on the first day of the Interest Accrual Period (after taking into account payments of principal on such day).

Basis Risk Carry Forward Amount. For any Payment Date, and any class of notes, the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of notes at such notes’ applicable Interest Rate (without regard to the Available Funds Cap) over interest due on such class of notes at a rate equal to their capped Interest Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at such notes’ applicable Interest Rate (without regard to the Available Funds Cap, as applicable).

Defaulted Swap Termination Payment. Any termination payment required to be made by the trust to the Swap Provider pursuant to the swap agreement as a result of (a) a default with respect to which the Swap Provider is the defaulting party, (b) a termination event (other than illegality or tax event) with respect to which the Swap Provider is the sole affected party, or (c) a termination resulting from a downgrade event with respect to the Swap Provider.

Distributable Interest Amount. For any Payment Date and group, the portion of the Interest Remittance Amount related to such group, plus (a) such group’s share of any swap receipts and minus (b) such group’s share of any swap outflows. Swap receipts and outflows will be allocated to each group pro-rata based on the aggregate scheduled principal balance of the mortgage loans in the related group.

Interest Rate. For each class of notes, the lesser of (i) one-month LIBOR plus the related margin (subject to the Step-Up Coupon provisions below), and (ii) the Available Funds Cap.

Interest Remittance Amount. For any Payment Date, the portion of Available Funds attributable to interest received or advanced on the mortgage loans less the Servicing Fee and certain indemnification liabilities of the issuer to the Indenture Trustee and the Owner Trustee.

Step-Up Coupons. For each class of notes, the coupon margin will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes will increase to 1.5 times the margin at issuance.

Unpaid Interest Shortfall Amount. With respect to each class of Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Principal Distributions on the Notes

On each Payment Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, until its Class Note Balance has been reduced to zero;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, the Group II Principal Distribution Amount, until their respective Class Note Balances have been reduced to zero;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Class Note Balance of all of the Class A Notes has been reduced to zero;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially, and in that order, until their respective Class Note Balances have been reduced to zero.

On each Payment Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently, based on the Class A Principal Allocation Percentage, and up to the amount required to achieve the Targeted Credit Enhancement Percentage for the Class A Notes in the aggregate,

(a)	to the Class A-1 Notes, from the Group I Principal Distribution Amount;

(b)	to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially and in that order, from the Group II Principal Distribution Amount;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Targeted Credit Enhancement Percentage for the Class A Notes has been reached in the aggregate;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, until the credit enhancement supporting each class is equal to the related Targeted Credit Enhancement Percentage for such Payment Date.

Definitions Related to Principal Distributions

Basic Principal Distribution Amount. On any Payment Date, the excess of (i) the Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Class A Principal Allocation Percentage. For any Payment Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

Credit Enhancement Percentage. For any class of notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the class or classes subordinate thereto (including any overcollateralization and taking into account distributions of the Principal Distribution Amount for such Payment Date) by (y) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period.

Targeted Credit Enhancement Percentage

Class	On and after Stepdown Date
A	37.50
M-1	30.70
M-2	24.40
M-3	20.50
M-4	17.10
M-5	13.80
M-6	10.90
M-7	8.60
M-8	6.60
M-9	4.60

Extra Principal Distribution Amount. For any Payment Date, the lesser of (i) the sum of (a) the excess of (x) the Distributable Interest Amount for such Payment Date over (y) the sum of interest payable on the notes on such Payment Date and (b) the amount of any prepayment penalties collected during the related Prepayment Period and (ii) the Overcollateralization Deficiency for such Payment Date.

Excess Subordinated Amount. For any Payment Date, the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any of (i) the Overcollateralization Amount, over (ii) the Target Overcollateralization Amount for such Payment Date.

Group I Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Overcollateralization Amount. For any Payment Date, the amount, if any, by which (x) the aggregate scheduled principal balance of the mortgage loans as of the end of the related Due Period exceeds (y) the aggregate Class Note Balance of the notes, after giving effect to payments on such Payment Date.

Overcollateralization Deficiency. For any Payment Date, the amount, if any, by which (x) the Target Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment Date of the Class Note Balances of the notes resulting from the payment of the Principal Remittance Amount on such Payment Date.

Principal Distribution Amount. On any Payment Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Principal Remittance Amount. On any Payment Date, the sum of

(i)	all scheduled collections of principal due and received by the Servicer during the related Due Period or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all full prepayments received during the related Prepayment Period,

(iii)	the principal portion of all partial prepayments, including net REO proceeds, net liquidation proceeds and net insurance proceeds received during the prior month,

(iv)	the principal portion of the repurchase price for any repurchased mortgage loans,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a mortgage loan as of such Payment Date, and

(vi)	the principal portion of the proceeds received if the Optional Clean-Up Call is exercised or if the Trust is terminated.

Senior Credit Enhancement Percentage. The Credit Enhancement Percentage for the Class A Notes.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balance of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Payment Date occurring in December 2008; and

(y) the first Payment Date on which the Senior Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the mortgage loans during the related Due Period, but before giving effect to payments on any of the notes on such Payment Date) for the Class A Notes is greater than or equal to 37.50%.

Target Overcollateralization Amount. For any Payment Date, (a) prior to the Step-down Date, approximately 2.30% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date and (b) on or after the Step-down Date, so long as a Trigger Event is not in effect, approximately 4.60% of the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date. If a Trigger Event is in effect, then the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the prior Payment Date.

Allocation of Net Monthly Excess Cashflow

For any Payment Date, any Available Funds remaining after making all payments of accrued interest and principal as described above will be deemed “Net Monthly Excess Cashflow” and paid as follows:

(i)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, their Unpaid Interest Shortfall Amount;

(ii)	concurrently, any Basis Risk Carry Forward Amount to each class of Class A Notes, pro rata based on each class’ respective Basis Risk Carry Forward Amount;

(iii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Basis Risk Carry Forward Amount for such classes;

(iv)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, and M-9 Notes, sequentially and in that order, any Deferred Interest in respect of any Principal Deficiency Amount allocated to such classes;

(v)	to the Swap Provider, any Defaulted Swap Termination Payment; and

(vi)	to the trust certificates, any remaining amounts.

All realized losses on the mortgage loans will be allocated on each Payment Date first to excess cash flow, second to prepayment penalties, and third, in reduction of the overcollateralization amount. Realized losses will not be allocated to the notes, however if excess cash flow and overcollateralization are insufficient to absorb realized losses a Principal Deficiency Amount will be created with respect to the Class M Notes.

Deferred Interest. For any class of Class M notes and any Payment Date, the sum of (a) the aggregate amount of interest accrued during the related Interest Accrual Period on the portion of the Principal Deficiency Amount allocated to that class, (b) any amounts described in clause (a) for such class for prior Payment Dates that remain unpaid, and (c) interest accrued for the Interest Accrual Period related to such Payment Date on the amount in clause (b).

Principal Deficiency Amount. For any Payment Date, the excess, if any, of the aggregate Class Note Balance of the notes, immediately prior to such Payment Date over the aggregate scheduled principal balance of the mortgage loans as of the first day of the related Due Period. The total Principal Deficiency Amount will be allocated among the Class M Notes in reverse order of seniority.

Unpaid Interest Shortfall Amount. With respect to each class of Class M Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Trigger Events

A Trigger Event is in effect on any Payment Date if (i) on that Payment Date the 60+ day rolling average equals or exceeds 42% of the Senior Credit Enhancement Percentage (the 60 day+ rolling average will equal the rolling 3 month average percentage of mortgage loans that are 60 or more days delinquent including mortgage loans in foreclosure and all REO property) or (ii) during such period, the aggregate amount of realized losses incurred (less any subsequent recoveries) since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Payment Dates	Cumulative Realized Loss Percentage
December 2007 to November 2008	1.200% for the first month, plus an additional 1/12th of 1.45% for each month thereafter (e.g., approximately 1.321 in January 2008)
December 2008 to November 2009	2.650% for the first month, plus an additional 1/12th of 1.60% for each month thereafter (e.g., approximately 2.783% in January 2009)
December 2009 to November 2010	4.250% for the first month, plus an additional 1/12th of 1.00% for each month thereafter (e.g., approximately 4.333% in January 2010)
December 2010 to November 2011	5.250% for the first month, plus an additional 1/12th of 0.25% for each month thereafter (e.g., approximately 5.271% in January 2011)
December 2011 and thereafter	5.500%

Swap Agreement

On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of approximately $1,202,059,589 that will amortize approximately in accordance with the schedule shown below. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.895]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Payment Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party.

Period	Approximate Notional Balance ($)	Period	Approximate Notional Balance ($)
1	1,202,059,589	32	173,409,847
2	1,195,588,709	33	169,352,800
3	1,187,035,774	34	165,512,590
4	1,176,401,293	35	148,827,213
5	1,162,759,529	36	144,476,945
6	1,145,454,858	37	138,833,836
7	1,124,497,241	38	133,426,579
8	1,099,912,162	39	128,557,198
9	1,071,793,388	40	124,169,248
10	1,040,260,765	41	120,217,496
11	1,005,471,965	42	116,659,052
12	967,629,232	43	113,458,434
13	929,674,778	44	110,585,280
14	893,912,055	45	108,010,413
15	860,594,722	46	105,555,132
16	829,534,988	47	103,176,357
17	800,569,535	48	100,869,891
18	773,543,880	49	98,631,789
19	748,314,938	50	96,509,221
20	724,759,511	51	94,506,507
21	702,763,313	52	92,616,037
22	682,220,966	53	90,830,784
23	221,994,218	54	89,143,250
24	215,409,036	55	87,547,263
25	209,088,570	56	86,036,377
26	203,096,806	57	84,605,334
27	197,433,540	58	83,249,465
28	192,079,404	59	81,963,531
29	187,015,929	60	79,617,479
30	182,226,227	61+	0
31	177,696,309

Available Funds Cap Schedule (1)(2)

PERIOD	CAP RATE (%)	PERIOD	CAP RATE (%)
1	21.5342	42	14.5467
2	21.8879	43	14.2592
3	21.8791	44	14.5285
4	22.0778	45	14.2486
5	21.8587	46	14.2503
6	21.8898	47	14.5373
7	21.7733	48	14.7818
8	21.7653	49	15.0811
9	21.6048	50	14.7924
10	21.4865	51	14.7986
11	21.4127	52	15.7327
12	21.1751	53	14.8252
13	21.0575	54	15.1479
14	20.8080	55	14.8836
15	20.6504	56	15.1897
16	20.7600	57	14.9339
17	20.3899	58	14.9642
18	20.3654	59	15.2793
19	20.1981	60	14.9831
20	20.2077	61	10.2081
21	20.0707	62	9.8500
22	20.0341	63	9.8212
23	11.3692	64	10.8416
24	12.1527	65	9.7648
25	12.4220	66	10.0641
26	12.2772	67	9.7117
27	12.3365	68	10.0058
28	12.7547	69	9.6544
29	12.3602	70	9.6258
30	13.4382	71	9.9183
31	13.2340	72	9.5730
32	13.4734	73	9.8636
33	13.2652	74	9.5170
34	13.2860	75	9.4886
35	13.1430	76	10.1128
36	13.7319	77	9.4332
37	13.9334	78	9.7216
38	13.6121	79	9.3808
39	13.5578	80	9.6645
40	14.3332	81	9.3248
41	13.4928	82	9.2969

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.

(2)	Schedule shown to Call.

Available Excess Spread (1)(2)

PERIOD	EXCESS SPREAD (%)	PERIOD	EXCESS SPREAD (%)
1	1.4673	42	3.7081
2	1.8555	43	3.5685
3	1.9155	44	3.6786
4	1.9988	45	3.5357
5	2.0394	46	3.5186
6	2.0911	47	3.6280
7	2.1450	48	3.5105
8	2.2158	49	3.6155
9	2.2714	50	3.4557
10	2.3366	51	3.4550
11	2.4084	52	3.8096
12	2.3131	53	3.4197
13	2.3199	54	3.5363
14	2.3005	55	3.3959
15	2.2984	56	3.5016
16	2.3553	57	3.3631
17	2.2924	58	3.3471
18	2.3038	59	3.4546
19	2.2777	60	3.1496
20	2.2991	61	3.1811
21	2.2795	62	2.9615
22	2.6120	63	2.9678
23	2.6345	64	3.4829
24	2.8850	65	2.9312
25	3.0005	66	3.1011
26	2.8477	67	2.9040
27	2.7818	68	3.0634
28	3.0054	69	2.8654
29	2.7650	70	2.8449
30	3.6886	71	3.0046
31	3.5677	72	2.8196
32	3.6736	73	2.9787
33	3.5424	74	2.7565
34	3.5307	75	2.7609
35	3.6325	76	3.1008
36	3.6783	77	2.7227
37	3.7855	78	2.8912
38	3.5782	79	2.6917
39	3.5821	80	2.8516
40	3.9466	81	2.6503
41	3.5581	82	2.6309

(1)	Assumes One-Month LIBOR and Six-Month LIBOR are equal to their respective forward curves and prepayments equal to 100% of the Prepayment Assumption.

(2)	Schedule shown to Call.

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans when the referenced Class begins to incur a principal deficiency. Calculations are run to call at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown), and (5) 1-month and 6-month LIBOR are equal to their respective forward curves.

	CDR Break %	Cumulative Loss %
Class M1	25.04%	18.18%
Class M2	19.68%	15.51%
Class M3	16.70%	13.88%
Class M4	14.40%	12.41%
Class M5	12.27%	11.00%
Class M6	10.51%	9.77%
Class M7	9.19%	8.76%
Class M8	8.08%	7.89%
Class M9	7.08%	7.03%

Sensitivity Analysis - To Maturity

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	5.02	3.48	2.62	2.02	1.49
Principal Payment Window (Mths)	1-311	1-236	1-179	1-137	1-100
Expected Final Maturity	10/25/31	7/25/25	10/25/20	4/25/17	3/25/14
Class A-2A
Average Life (yrs)	1.49	1.15	0.95	0.82	0.73
Principal Payment Window (Mths)	1-33	1-24	1-20	1-17	1-14
Expected Final Maturity	8/25/08	11/25/07	7/25/07	4/25/07	1/25/07
Class A-2B
Average Life (yrs)	3.62	2.50	2.00	1.72	1.49
Principal Payment Window (Mths)	33-56	24-38	20-28	17-24	14-22
Expected Final Maturity	7/25/10	1/25/09	3/25/08	11/25/07	9/25/07
Class A-2C
Average Life (yrs)	6.80	4.58	3.25	2.34	2.01
Principal Payment Window (Mths)	56-114	38-77	28-57	24-34	22-27
Expected Final Maturity	5/25/15	4/25/12	8/25/10	9/25/08	2/25/08
Class A-2D
Average Life (yrs)	15.23	10.66	8.00	6.06	3.81
Principal Payment Window (Mths)	114-332	77-266	57-208	34-167	27-137
Expected Final Maturity	7/25/33	1/25/28	3/25/23	10/25/19	4/25/17

Sensitivity Analysis - To Maturity

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	10.18	6.97	5.43	4.98	5.96
Principal Payment Window (Mths)	54-294	37-218	41-166	47-132	60-108
Expected Final Maturity	5/25/30	1/25/24	9/25/19	11/25/16	11/25/14
Class M-2
Average Life (yrs)	10.15	6.94	5.36	4.73	4.89
Principal Payment Window (Mths)	54-284	37-208	40-158	44-125	51-102
Expected Final Maturity	7/25/29	3/25/23	1/25/19	4/25/16	5/25/14
Class M-3
Average Life (yrs)	10.11	6.91	5.31	4.59	4.47
Principal Payment Window (Mths)	54-271	37-196	39-148	42-117	47-95
Expected Final Maturity	6/25/28	3/25/22	3/25/18	8/25/15	10/25/13
Class M-4
Average Life (yrs)	10.07	6.87	5.26	4.50	4.27
Principal Payment Window (Mths)	54-261	37-187	39-141	41-111	44-90
Expected Final Maturity	8/25/27	6/25/21	8/25/17	2/25/15	5/25/13
Class M-5
Average Life (yrs)	10.01	6.82	5.20	4.42	4.10
Principal Payment Window (Mths)	54-250	37-178	38-133	40-105	42-85
Expected Final Maturity	9/25/26	9/25/20	12/25/16	8/25/14	12/25/12
Class M-6
Average Life (yrs)	9.92	6.75	5.14	4.33	3.97
Principal Payment Window (Mths)	54-237	37-166	38-125	39-98	41-79
Expected Final Maturity	8/25/25	9/25/19	4/25/16	1/25/14	6/25/12
Class M-7
Average Life (yrs)	9.80	6.65	5.07	4.25	3.85
Principal Payment Window (Mths)	54-222	37-154	37-115	38-90	40-73
Expected Final Maturity	5/25/24	9/25/18	6/25/15	5/25/13	12/25/11
Class M-8
Average Life (yrs)	9.64	6.53	4.95	4.14	3.73
Principal Payment Window (Mths)	54-206	37-142	37-106	38-83	39-67
Expected Final Maturity	1/25/23	9/25/17	9/25/14	10/25/12	6/25/11
Class M-9
Average Life (yrs)	9.36	6.32	4.80	4.02	3.59
Principal Payment Window (Mths)	54-188	37-128	37-95	37-74	38-60
Expected Final Maturity	7/25/21	7/25/16	10/25/13	1/25/12	11/25/10

Sensitivity Analysis - To Call

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class A-1
Average Life (yrs)	4.71	3.25	2.45	1.89	1.46
Principal Payment Window (Mths)	1-166	1-112	1-83	1-65	1-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class A-2A
Average Life (yrs)	1.49	1.15	0.95	0.82	0.73
Principal Payment Window (Mths)	1-33	1-24	1-20	1-17	1-14
Expected Final Maturity	8/25/08	11/25/07	7/25/07	4/25/07	1/25/07
Class A-2B
Average Life (yrs)	3.62	2.50	2.00	1.72	1.49
Principal Payment Window (Mths)	33-56	24-38	20-28	17-24	14-22
Expected Final Maturity	7/25/10	1/25/09	3/25/08	11/25/07	9/25/07
Class A-2C
Average Life (yrs)	6.80	4.58	3.25	2.34	2.01
Principal Payment Window (Mths)	56-114	38-77	28-57	24-34	22-27
Expected Final Maturity	5/25/15	4/25/12	8/25/10	9/25/08	2/25/08
Class A-2D
Average Life (yrs)	12.64	8.53	6.33	4.69	2.95
Principal Payment Window (Mths)	114-166	77-112	57-83	34-65	27-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10

Sensitivity Analysis - To Call

Percent of Pricing Prepayment Assumption	50%	75%	100%	125%	150%
Class M-1
Average Life (yrs)	9.20	6.20	4.84	4.51	4.34
Principal Payment Window (Mths)	54-166	37-112	41-83	47-65	52-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-2
Average Life (yrs)	9.20	6.20	4.79	4.28	4.33
Principal Payment Window (Mths)	54-166	37-112	40-83	44-65	51-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-3
Average Life (yrs)	9.20	6.20	4.77	4.17	4.12
Principal Payment Window (Mths)	54-166	37-112	39-83	42-65	47-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-4
Average Life (yrs)	9.20	6.20	4.75	4.10	3.93
Principal Payment Window (Mths)	54-166	37-112	39-83	41-65	44-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-5
Average Life (yrs)	9.20	6.20	4.74	4.05	3.80
Principal Payment Window (Mths)	54-166	37-112	38-83	40-65	42-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-6
Average Life (yrs)	9.20	6.20	4.73	4.01	3.70
Principal Payment Window (Mths)	54-166	37-112	38-83	39-65	41-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-7
Average Life (yrs)	9.20	6.20	4.73	3.99	3.63
Principal Payment Window (Mths)	54-166	37-112	37-83	38-65	40-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-8
Average Life (yrs)	9.20	6.20	4.71	3.95	3.57
Principal Payment Window (Mths)	54-166	37-112	37-83	38-65	39-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10
Class M-9
Average Life (yrs)	9.20	6.20	4.70	3.95	3.53
Principal Payment Window (Mths)	54-166	37-112	37-83	37-65	38-52
Expected Final Maturity	9/25/19	3/25/15	10/25/12	4/25/11	3/25/10

The Mortgage Loans – Aggregate

Scheduled Principal Balance:	$1,202,059,589
Number of Mortgage Loans:	6,636
Average Scheduled Principal Balance:	$181,142
Weighted Average Gross Coupon:	7.358%
Weighted Average Net Coupon: (2)	6.858%
Weighted Average FICO Score:	635
Weighted Average Original LTV Ratio:	77.99%
Weighted Average Stated Remaining Term (months):	356
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.80%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.45%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool, as of the Cut-off Date, unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee.

(3)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,001 - $50,000	46	$2,290,912	0.19%	7.868%	607	$49,802	55.44%	89.10%	80.37%
$50,001 - $75,000	552	35,486,446	2.95	7.950	609	64,287	73.26	86.48	86.11
$75,001 - $100,000	836	74,118,086	6.17	7.711	608	88,658	75.83	86.33	92.38
$100,001 - $125,000	858	96,678,988	8.04	7.498	618	112,679	77.36	83.97	93.36
$125,001 - $150,000	895	122,908,084	10.22	7.447	632	137,327	77.79	66.77	96.60
$150,001 - $175,000	731	118,616,294	9.87	7.358	632	162,266	77.41	65.85	97.43
$175,001 - $200,000	638	119,844,175	9.97	7.378	632	187,844	78.66	61.79	97.72
$200,001 - $225,000	444	94,577,050	7.87	7.358	630	213,011	78.43	60.24	96.10
$225,001 - $250,000	345	81,995,535	6.82	7.271	641	237,668	78.11	50.73	97.70
$250,001 - $275,000	284	74,548,680	6.20	7.289	644	262,495	78.46	54.44	96.50
$275,001 - $300,000	220	63,137,641	5.25	7.284	643	286,989	78.74	50.64	96.38
$300,001 - $325,000	167	52,276,510	4.35	7.281	646	313,033	78.76	44.34	95.80
$325,001 - $350,000	91	30,718,369	2.56	7.199	632	337,564	80.16	39.51	98.88
$350,001 - $375,000	96	34,715,926	2.89	7.254	640	361,624	78.94	44.82	96.89
$375,001 - $400,000	104	40,367,184	3.36	7.154	650	388,146	78.66	37.56	97.12
$400,001 - $425,000	60	24,856,880	2.07	7.041	653	414,281	77.15	38.40	100.00
$425,001 - $450,000	78	34,179,445	2.84	7.226	644	438,198	78.32	32.01	96.17
$450,001 - $475,000	48	22,241,180	1.85	7.130	662	463,358	79.35	33.29	95.80
$475,001 - $500,000	55	26,943,444	2.24	7.319	652	489,881	79.05	21.69	96.34
$500,001 - $750,000	88	51,558,763	4.29	6.987	670	585,895	80.05	38.95	98.68

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.999%	142	$29,822,105	2.48%	5.853%	693	$210,015	67.31%	96.11%	97.67%
6.000 - 6.999%	2,189	450,895,975	37.51	6.732	662	205,983	76.90	56.05	97.40
7.000 - 7.999%	3,052	544,498,694	45.30	7.549	627	178,407	78.95	53.73	96.10
8.000 - 8.999%	1,072	154,331,769	12.84	8.487	586	143,966	79.58	71.51	92.70
9.000 - 9.999%	166	20,470,332	1.70	9.447	564	123,315	79.87	84.14	92.64
10.000 - 10.999%	15	2,040,715	0.17	10.319	549	136,048	79.94	75.71	91.92

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by FICO Score

Fico Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
800 & Above	8	$1,824,018	0.15%	6.749%	805	$228,002	73.20%	20.31%	100.00%
775 - 799	65	12,878,972	1.07	6.709	785	198,138	74.61	49.55	94.50
750 - 774	133	26,943,888	2.24	6.847	761	202,586	76.59	35.77	92.21
725 - 749	204	45,512,852	3.79	6.830	736	223,102	78.46	40.34	95.10
700 - 724	376	78,987,798	6.57	6.944	711	210,074	78.77	32.76	95.53
675 - 699	629	131,015,747	10.90	7.013	686	208,292	78.46	36.58	96.57
650 - 674	936	187,811,685	15.62	7.127	662	200,654	78.74	41.63	96.24
625 - 649	1,268	242,061,637	20.14	7.288	637	190,900	78.97	54.06	95.98
600 - 624	824	134,976,877	11.23	7.454	614	163,807	77.41	66.58	94.63
575 - 599	740	114,106,783	9.49	7.624	587	154,198	79.00	79.79	96.21
550 - 574	822	130,854,917	10.89	7.933	562	159,191	79.11	84.37	98.00
525 - 549	386	57,020,640	4.74	7.998	536	147,722	71.32	99.17	97.81
500 - 524	243	37,807,690	3.15	8.148	517	155,587	71.84	98.91	96.56
499 & Below	2	256,086	0.02	8.584	489	128,043	75.67	100.00	100.00

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	527	$72,734,679	6.05%	7.070%	612	$138,016	48.55%	66.55%	92.53%
60.01 - 70.00%	582	97,312,178	8.10	7.250	606	167,203	66.13	70.12	91.72
70.01 - 80.00%	3,989	775,197,446	64.49	7.320	650	194,334	79.13	44.52	96.35
80.01 - 85.00%	554	92,302,019	7.68	7.432	608	166,610	83.79	93.59	94.78
85.01 - 90.00%	983	164,375,809	13.67	7.683	610	167,219	89.39	94.18	100.00
95.01 - 100.00%	1	137,458	0.01	7.750	632	137,458	100.00	100.00	100.00

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Aggregate

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	4,442	$703,097,444	58.49%	7.381%	615	$158,284	78.30%	100.00%	96.84%
Stated	1,971	447,779,047	37.25	7.333	667	227,184	77.27	0.00	94.98
Alt	223	51,183,098	4.26	7.252	634	229,521	80.01	0.00	96.32

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	4,155	$705,563,063	58.70%	7.392%	615	$169,811	76.68%	72.51%	95.40%
Purchase	2,334	471,411,531	39.22	7.313	666	201,976	80.02	37.27	97.37
Rate/term Refi	147	25,084,995	2.09	7.256	629	170,646	76.62	63.09	93.23

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	6,297	$1,155,487,985	96.13%	7.345%	635	$183,498	78.18%	58.92%	100.00%
Non Owner Occupied	295	37,335,137	3.11	7.694	644	126,560	73.55	49.93	0.00
Second Home	44	9,236,468	0.77	7.594	647	209,920	73.10	38.86	0.00

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	5,068	$871,661,216	72.51%	7.370%	631	$171,993	77.87%	60.85%	96.48%
PUD	710	156,160,448	12.99	7.336	638	219,944	78.49	54.24	96.09
Condo	504	87,519,352	7.28	7.309	657	173,650	78.09	48.14	89.38
2 Family	184	47,612,480	3.96	7.298	640	258,763	77.89	37.98	100.00
3-4 Family	92	28,255,977	2.35	7.331	667	307,130	78.29	69.46	100.00
Townhouse	69	9,377,781	0.78	7.314	635	135,910	78.47	73.64	94.65
Modular Home	9	1,472,335	0.12	8.132	589	163,593	84.38	87.51	100.00

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Aggregate

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	716	$207,146,719	17.23%	6.901%	653	$289,311	75.13%	45.99%	97.24%
Florida	906	141,502,826	11.77	7.323	632	156,184	76.25	58.89	93.24
Illinois	586	107,753,366	8.96	7.411	646	183,879	80.05	49.17	97.81
Arizona	311	58,104,486	4.83	7.464	624	186,831	78.10	65.10	96.43
New Jersey	218	55,772,434	4.64	7.479	629	255,837	76.96	46.64	96.37
Massachusetts	193	50,964,157	4.24	7.393	641	264,063	78.14	60.36	100.00
Virginia	217	49,757,101	4.14	7.456	637	229,295	78.10	47.18	96.93
Texas	396	47,370,348	3.94	7.513	617	119,622	78.22	70.51	96.17
Maryland	209	45,374,183	3.77	7.427	625	217,101	76.94	61.55	96.17
Georgia	299	40,519,131	3.37	7.835	624	135,515	79.73	68.29	95.38
Other	2,585	397,794,840	33.09	7.470	630	153,886	79.55	66.48	95.50

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 140	21	$1,959,348	0.16%	7.208%	614	$93,302	69.82%	68.92%	94.06%
161 - 180	106	10,673,519	0.89	7.277	629	100,694	67.80	71.79	94.05
221 - 240	87	9,509,948	0.79	7.331	617	109,310	72.96	77.03	97.64
281 - 300	9	920,083	0.08	6.799	615	102,231	79.51	100.00	91.31
341 - 360	6,413	1,178,996,690	98.08	7.359	635	183,845	78.14	58.17	96.14

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Yr ARM Balloon 30/40	1,763	$372,015,420	30.95%	7.448%	627	$211,013	79.21%	52.97%	95.89%
2 Yr ARM	1,841	311,980,690	25.95	7.649	626	169,463	78.67	54.77	95.15
Fixed	1,896	263,603,993	21.93	7.206	631	139,032	74.90	77.50	96.09
2 Yr ARM IO	475	130,581,995	10.86	6.984	681	274,909	79.60	29.38	99.37
Fixed 30/40	365	72,081,642	6.00	6.926	642	197,484	76.48	81.97	96.12
FIXED IO	67	16,147,120	1.34	6.663	677	241,002	77.66	66.33	97.23
3 Yr ARM	103	13,103,197	1.09	8.039	613	127,216	80.94	75.68	95.68
3 Yr ARM Balloon 30/40	64	10,626,018	0.88	7.319	633	166,032	79.33	62.23	95.97
3 Yr ARM IO	19	4,724,608	0.39	6.905	678	248,664	79.69	38.07	97.12
5 Yr ARM	26	3,946,374	0.33	7.506	637	151,784	74.68	47.45	92.32
Other	17	3,248,533	0.27	7.365	628	191,090	79.83	76.85	90.25

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	12	$2,000,517	0.17%	7.807%	623	$166,710	78.68%	59.15%	100.00%
1.50%	4,294	848,071,452	70.55	7.454	635	197,502	79.09	50.44	96.11
N/A	2,330	351,987,619	29.28	7.124	635	151,068	75.34	77.90	96.15

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Aggregate

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	12	$2,000,517	0.17%	7.807%	623	$166,710	78.68%	59.15%	100.00%
1.50%	4,294	848,071,452	70.55	7.454	635	197,502	79.09	50.44	96.11
N/A	2,330	351,987,619	29.28	7.124	635	151,068	75.34	77.90	96.15

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
June 2007	4	$511,431	0.04%	7.708%	588	$127,858	79.12%	63.37%	100.00%
July 2007	5	569,663	0.05	7.942	569	113,933	81.45	100.00	100.00
August 2007	11	2,203,775	0.18	7.429	628	200,343	75.97	49.52	85.74
September 2007	1,295	248,711,837	20.69	7.387	636	192,055	78.83	49.64	96.46
October 2007	1,429	288,554,488	24.01	7.447	637	201,928	79.00	47.59	96.13
November 2007	1,335	274,026,910	22.80	7.511	634	205,264	79.37	52.39	96.00
August 2008	2	325,492	0.03	7.350	671	162,746	77.71	26.45	100.00
September 2008	60	10,211,733	0.85	7.469	645	170,196	80.80	55.90	97.79
October 2008	61	8,580,351	0.71	7.631	619	140,661	80.71	66.48	95.87
November 2008	63	9,336,246	0.78	7.668	625	148,194	78.96	73.14	94.10
July 2010	1	123,503	0.01	9.490	488	123,503	75.00	100.00	100.00
September 2010	12	2,185,443	0.18	7.423	634	182,120	83.43	54.04	94.09
October 2010	15	2,569,728	0.21	7.324	637	171,315	74.02	73.71	83.71
November 2010	13	2,161,370	0.18	7.434	640	166,259	76.86	50.22	96.67
N/A	2,330	351,987,619	29.28	7.124	635	151,068	75.34	77.90	96.15

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
12.50 - 12.99%	14	$4,024,096	0.33%	5.939%	700	$287,435	75.50%	94.04%	100.00%
13.00 - 13.49%	169	41,583,220	3.46	6.326	674	246,055	78.23	61.87	98.91
13.50 - 13.99%	1,070	241,445,971	20.09	6.854	663	225,650	78.36	41.48	97.14
14.00 - 14.49%	955	193,337,602	16.08	7.289	645	202,448	79.23	43.13	97.59
14.50 - 14.99%	1,227	233,178,162	19.40	7.757	620	190,039	79.64	51.72	95.26
15.00 - 15.49%	364	61,448,094	5.11	8.256	598	168,813	78.87	61.12	93.58
15.50 - 15.99%	375	56,560,739	4.71	8.735	575	150,829	80.51	75.37	91.77
16.00% & Above	132	18,494,085	1.54	9.513	563	140,107	79.45	81.52	92.81
N/A	2,330	351,987,619	29.28	7.124	635	151,068	75.34	77.90	96.15

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	603	$122,992,423	10.23%	6.993%	662	$203,968	79.48%	50.25%	98.36%
5.00 - 5.49%	836	193,046,929	16.06	6.845	662	230,917	78.30	41.38	97.68
5.50 - 5.99%	812	172,762,812	14.37	7.220	645	212,762	79.03	44.44	96.44
6.00 - 6.49%	1,032	200,943,763	16.72	7.716	621	194,713	79.44	51.79	96.00
6.50 - 6.99%	491	82,859,346	6.89	8.104	604	168,756	78.86	58.45	92.62
7.00% & Above	532	77,466,695	6.44	8.859	575	145,614	79.94	74.81	91.98
N/A	2,330	351,987,619	29.28	7.124	635	151,068	75.34	77.90	96.15

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Aggregate

Distribution by Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0	1,225	$224,667,743	18.69%	7.636%	627	$183,402	78.05%	57.18%	96.33%
6	211	43,181,377	3.59	7.417	659	204,651	78.72	42.72	96.88
12	505	104,447,253	8.69	7.359	650	206,826	78.68	42.29	95.95
18	63	13,127,394	1.09	7.273	634	208,371	77.09	53.45	97.11
24	1,954	388,198,398	32.29	7.394	636	198,669	79.01	49.15	95.68
30	44	7,390,034	0.61	7.126	611	167,955	78.75	81.24	97.86
36	1,087	188,680,489	15.70	7.264	636	173,579	77.72	65.34	96.24
42	16	2,014,109	0.17	7.176	624	125,882	78.69	86.17	100.00
48	16	3,128,057	0.26	7.302	639	195,504	78.65	78.50	100.00
54	1	310,000	0.03	7.875	597	310,000	82.67	100.00	100.00
60	1,514	226,914,737	18.88	7.101	630	149,878	75.98	79.50	96.33

Total:	6,636	$1,202,059,589	100.00%	7.358%	635	$181,142	77.99%	58.49%	96.13%

The Mortgage Loans – Group I

Selected Mortgage Loan Data(1)
Scheduled Principal Balance:	$431,143,037
Number of Mortgage Loans:	2,711
Average Scheduled Principal Balance:	$159,035
Weighted Average Gross Coupon:	7.358%
Weighted Average Net Coupon: (2)	6.858%
Weighted Average FICO Score:	628
Weighted Average Original LTV Ratio:	77.10%
Weighted Average Stated Remaining Term (months):	356
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.71%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.39%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee.

(3)	Calculated based on the Group I scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,001 - $50,000	25	$1,243,104	0.29%	7.761%	599	$49,724	55.21%	83.93%	87.95%
$50,001 - $75,000	234	15,069,914	3.50	8.020	611	64,401	73.15	84.02	84.77
$75,001 - $100,000	382	34,073,487	7.90	7.722	608	89,198	74.82	85.51	92.80
$100,001 - $125,000	382	42,977,113	9.97	7.443	620	112,506	76.54	82.06	93.29
$125,001 - $150,000	410	56,351,573	13.07	7.349	637	137,443	77.60	67.51	96.33
$150,001 - $175,000	317	51,500,612	11.95	7.280	633	162,462	77.70	65.95	97.52
$175,001 - $200,000	292	55,003,397	12.76	7.331	630	188,368	78.10	66.96	98.32
$200,001 - $225,000	204	43,427,123	10.07	7.265	625	212,878	77.54	63.40	94.53
$225,001 - $250,000	132	31,321,149	7.26	7.327	631	237,281	77.25	57.54	95.51
$250,001 - $275,000	110	28,909,518	6.71	7.196	637	262,814	76.65	61.77	92.75
$275,001 - $300,000	90	25,926,416	6.01	7.291	623	288,071	77.99	63.61	94.48
$300,001 - $325,000	61	19,158,492	4.44	7.269	633	314,074	77.39	60.34	91.82
$325,001 - $350,000	35	11,816,398	2.74	7.036	624	337,611	79.93	48.26	100.00
$350,001 - $375,000	18	6,419,601	1.49	7.161	644	356,645	76.58	44.37	94.50
$375,001 - $400,000	7	2,707,568	0.63	7.118	642	386,795	75.72	85.71	100.00
$400,001 - $425,000	4	1,647,272	0.38	7.099	622	411,818	78.90	25.24	100.00
$425,001 - $450,000	7	3,099,069	0.72	6.971	674	442,724	78.56	71.03	100.00
$475,001 - $500,000	1	491,230	0.11	7.250	630	491,230	80.00	0.00	100.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group I

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.999%	33	$6,843,737	1.59%	5.898%	682	$207,386	69.76%	94.16%	91.85%
6.000 - 6.999%	1,016	176,040,559	40.83	6.756	655	173,268	76.35	65.48	96.21
7.000 - 7.999%	1,052	166,340,451	38.58	7.417	622	158,118	77.47	64.00	95.72
8.000 - 8.999%	499	67,825,315	15.73	8.474	580	135,922	78.53	76.71	91.81
9.000 - 9.999%	101	12,758,043	2.96	9.437	567	126,317	78.71	82.03	90.48
10.000 - 10.999%	10	1,334,932	0.31	10.335	545	133,493	80.39	92.89	87.65

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by FICO Score

Fico Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 524	124	$18,589,049	4.31%	8.129%	516	$149,912	71.17%	98.90%	97.40%
525 - 549	189	28,032,654	6.50	7.953	537	148,321	70.40	98.31	98.66
575 - 599	297	44,369,692	10.29	7.575	587	149,393	77.40	76.55	95.50
550 - 574	333	50,608,646	11.74	7.996	561	151,978	77.97	86.54	97.97
600 - 624	351	52,448,589	12.17	7.389	613	149,426	76.39	74.97	93.88
625 - 649	507	82,995,088	19.25	7.162	636	163,698	78.48	66.24	95.75
650 - 674	361	60,438,060	14.02	7.081	662	167,418	78.03	53.03	94.48
675 - 699	248	41,479,321	9.62	6.966	686	167,255	78.87	49.96	93.53
700 - 724	133	23,681,801	5.49	6.943	711	178,059	78.70	40.37	92.62
725 - 749	86	14,279,719	3.31	6.845	736	166,043	78.25	39.23	89.37
750 - 774	54	9,570,334	2.22	6.840	760	177,228	76.61	33.78	90.37
775 - 799	25	4,238,548	0.98	6.720	783	169,542	74.78	58.15	89.19
800 & Above	3	411,536	0.10	6.512	808	137,179	64.34	64.33	100.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	239	$31,833,835	7.38%	7.220%	601	$133,196	47.82%	63.67%	91.84%
60.01 - 70.00%	262	40,409,702	9.37	7.348	601	154,236	66.20	70.35	91.32
70.01 - 80.00%	1,652	270,420,784	62.72	7.297	642	163,693	78.88	58.24	94.90
80.01 - 85.00%	216	36,063,101	8.36	7.416	606	166,959	83.95	95.76	96.19
85.01 - 90.00%	341	52,278,158	12.13	7.724	609	153,308	89.36	97.64	100.00
95.01 - 100.00%	1	137,458	0.03	7.750	632	137,458	100.00	100.00	100.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group I

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	1,943	$291,902,866	67.70%	7.395%	612	$150,233	77.81%	100.00%	96.60%
Stated	690	124,555,923	28.89	7.300	665	180,516	75.39	0.00	91.65
Alt	78	14,684,248	3.41	7.119	626	188,260	77.65	0.00	93.43

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,906	$306,589,592	71.11%	7.406%	613	$160,855	76.08%	72.83%	95.48%
Purchase	745	113,355,717	26.29	7.233	669	152,155	79.78	55.12	94.12
Rate/term Refi	60	11,197,729	2.60	7.324	638	186,629	78.00	54.78	93.28

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,554	$409,860,849	95.06%	7.345%	627	$160,478	77.31%	68.80%	100.00%
Non Owner Occupied	131	16,038,889	3.72	7.680	651	122,434	73.69	50.09	0.00
Second Home	26	5,243,300	1.22	7.428	656	201,665	71.50	35.86	0.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	2,058	$311,714,174	72.30%	7.383%	624	$151,465	77.04%	68.54%	95.92%
PUD	266	48,381,457	11.22	7.401	624	181,885	77.55	71.40	92.73
Condo	212	31,960,473	7.41	7.262	654	150,757	77.23	53.87	85.28
2 Family	84	18,520,146	4.30	7.187	630	220,478	75.74	58.44	100.00
3-4 Family	51	14,913,637	3.46	7.104	667	292,424	77.49	80.65	100.00
Townhouse	37	5,137,605	1.19	7.262	647	138,854	79.33	64.40	93.29
Modular Home	3	515,546	0.12	8.561	580	171,849	81.78	64.33	100.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group I

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Illinois	298	$48,915,845	11.35%	7.299%	645	$164,147	79.70%	58.38%	99.13%
Florida	307	43,955,657	10.20	7.403	618	143,178	76.34	63.85	88.07
California	174	37,850,966	8.78	6.931	630	217,534	69.93	62.82	92.63
Maryland	125	24,253,966	5.63	7.297	614	194,032	74.56	68.02	96.12
Massachusetts	98	23,260,292	5.40	7.164	641	237,350	76.43	68.43	100.00
New Jersey	106	23,093,701	5.36	7.232	621	217,865	75.27	59.87	98.82
Arizona	135	22,878,465	5.31	7.525	613	169,470	78.03	75.82	95.78
Texas	215	22,454,317	5.21	7.484	607	104,439	76.92	84.87	97.50
Washington	100	17,614,241	4.09	7.271	633	176,142	79.47	73.48	96.32
Virginia	70	15,189,165	3.52	7.364	630	216,988	76.70	51.00	94.38
Other	1,083	151,676,422	35.18	7.495	631	140,052	78.72	71.31	94.34

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 140	6	$438,968	0.10%	7.821%	608	$73,161	71.78%	73.36%	86.48%
161 - 180	41	3,758,186	0.87	7.338	622	91,663	66.59	76.15	96.53
221 - 240	32	3,087,034	0.72	7.484	618	96,470	73.60	80.11	97.61
281 - 300	2	230,070	0.05	6.472	618	115,035	74.13	100.00	65.23
341 - 360	2,630	423,628,779	98.26	7.357	628	161,076	77.23	67.52	95.06

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Yr ARM Balloon 30/40	812	$147,000,010	34.10%	7.359%	620	$181,034	78.04%	65.88%	94.00%
2 Yr ARM	841	127,330,632	29.53	7.541	622	151,404	77.43	64.72	94.93
Fixed	654	85,105,527	19.74	7.328	626	130,131	74.29	77.43	95.92
2 Yr ARM IO	168	34,323,798	7.96	6.890	678	204,308	78.72	51.10	98.97
Fixed 30/40	103	17,927,290	4.16	6.951	644	174,051	75.55	86.38	95.38
3 Yr ARM	58	7,512,000	1.74	8.041	608	129,517	79.44	76.29	95.31
3 Yr ARM Balloon 30/40	38	5,617,517	1.30	7.236	634	147,829	79.22	74.37	93.26
FIXED IO	16	3,004,650	0.70	7.123	686	187,791	79.37	56.36	91.27
3 Yr ARM IO	9	1,727,588	0.40	6.573	673	191,954	76.67	77.02	92.13
5 Yr ARM	9	1,071,142	0.25	7.466	644	119,016	71.80	47.08	78.80
Other	3	522,884	0.12	7.276	625	174,295	82.24	55.51	100.00

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	9	$1,296,179	0.30%	7.526%	627	$144,020	78.93%	81.58%	100.00%
1.50%	1,929	323,809,392	75.10	7.390	627	167,864	77.90	64.16	94.84
Fixed Rate	773	106,037,467	24.59	7.258	630	137,177	74.65	78.35	95.70

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group I

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	9	$1,296,179	0.30%	7.526%	627	$144,020	78.93%	81.58%	100.00%
1.50%	1,929	323,809,392	75.10	7.390	627	167,864	77.90	64.16	94.84
Fixed Rate	773	106,037,467	24.59	7.258	630	137,177	74.65	78.35	95.70

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
June 2007	1	$136,381	0.03%	6.560%	612	$136,381	78.29%	100.00%	100.00%
July 2007	3	350,249	0.08	7.788	591	116,750	83.59	100.00	100.00
August 2007	3	517,654	0.12	7.202	585	172,551	62.54	39.31	39.31
September 2007	580	94,276,231	21.87	7.289	628	162,545	77.46	65.36	94.85
October 2007	642	111,287,317	25.81	7.383	628	173,345	78.09	61.01	94.06
November 2007	592	102,086,607	23.68	7.468	627	172,444	78.05	65.23	96.23
August 2008	2	325,492	0.08	7.350	671	162,746	77.71	26.45	100.00
September 2008	34	4,709,103	1.09	7.524	629	138,503	81.46	77.14	95.20
October 2008	31	3,673,820	0.85	7.578	614	118,510	77.67	80.11	93.79
November 2008	38	6,148,690	1.43	7.602	627	161,808	78.06	74.45	93.28
September 2010	4	602,450	0.14	7.386	621	150,613	79.59	61.38	91.16
October 2010	6	719,576	0.17	7.440	640	119,929	70.27	40.13	75.84
November 2010	2	272,000	0.06	7.345	672	136,000	78.64	50.00	100.00
Fixed Rate	773	106,037,467	24.59	7.258	630	137,177	74.65	78.35	95.70

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
12.50 - 12.99%	7	$1,682,726	0.39%	5.955%	666	$240,389	73.14%	100.00%	100.00%
13.00 - 13.49%	99	18,130,485	4.21	6.332	665	183,136	77.19	77.84	97.51
13.50 - 13.99%	622	111,648,892	25.90	6.853	652	179,500	77.35	59.01	95.37
14.00 - 14.49%	616	105,174,173	24.39	7.291	631	170,737	78.34	59.32	95.99
14.50 - 14.99%	148	23,253,786	5.39	7.776	600	157,120	77.38	65.65	92.99
15.00 - 15.49%	187	29,281,500	6.79	8.245	592	156,586	77.25	67.49	91.21
15.50 - 15.99%	166	23,142,998	5.37	8.725	566	139,416	80.37	82.84	93.63
16.00% & Above	93	12,791,010	2.97	9.521	564	137,538	78.72	82.54	90.62
Fixed Rate	773	106,037,467	24.59	7.258	630	137,177	74.65	78.35	95.70

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	309	$52,534,055	12.18%	6.909%	660	$170,013	78.85%	60.61%	98.95%
5.00 - 5.49%	485	88,952,935	20.63	6.840	651	183,408	77.14	59.01	95.59
5.50 - 5.99%	493	87,094,940	20.20	7.236	628	176,663	77.94	62.38	94.38
6.00 - 6.49%	198	30,476,731	7.07	7.650	604	153,923	77.22	68.21	94.05
6.50 - 6.99%	185	29,127,979	6.76	8.189	591	157,449	77.30	68.90	93.47
7.00% & Above	268	36,918,931	8.56	8.925	569	137,757	79.34	79.37	90.15
Fixed Rate	773	106,037,467	24.59	7.258	630	137,177	74.65	78.35	95.70

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group I

Distribution by Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0	694	$105,236,808	24.41%	7.529%	619	$151,638	76.59%	69.74%	96.37%
6	94	15,034,532	3.49	7.286	648	159,942	77.85	59.81	93.86
12	243	42,904,015	9.95	7.243	652	176,560	77.11	53.28	94.49
18	36	7,049,401	1.64	7.211	627	195,817	77.28	65.47	100.00
24	886	144,944,338	33.62	7.390	625	163,594	77.97	65.65	94.21
30	30	4,275,808	0.99	6.894	613	142,527	75.71	83.71	96.31
36	728	111,698,136	25.91	7.238	629	153,432	76.40	74.58	94.97

Total:	2,711	$431,143,037	100.00%	7.358%	628	$159,035	77.10%	67.70%	95.06%

The Mortgage Loans – Group II

Selected Mortgage Loan Data(1)
Scheduled Principal Balance:	$770,916,552
Number of Mortgage Loans:	3,925
Average Scheduled Principal Balance:	$196,412
Weighted Average Gross Coupon:	7.358%
Weighted Average Net Coupon: (2)	6.858%
Weighted Average FICO Score:	639
Weighted Average Original LTV Ratio:	78.49%
Weighted Average Stated Remaining Term (months):	356
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.85%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.49%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the statistical calculation pool as of the Cut-off Date unless otherwise noted.

(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee.

(3)	Calculated based on the Group II scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,001 - $50,000	21	$1,047,808	0.14%	7.995%	616	$49,896	55.72%	95.23%	71.38%
$50,001 - $75,000	318	20,416,531	2.65	7.898	607	64,203	73.34	88.30	87.11
$75,001 - $100,000	454	40,044,599	5.19	7.701	609	88,204	76.69	87.03	92.02
$100,001 -$125,000	476	53,701,876	6.97	7.541	616	112,819	78.02	85.51	93.42
$125,001 -$150,000	485	66,556,510	8.63	7.531	627	137,230	77.95	66.13	96.83
$150,001 -$175,000	414	67,115,681	8.71	7.418	630	162,115	77.19	65.77	97.36
$175,001 -$200,000	346	64,840,778	8.41	7.417	634	187,401	79.14	57.41	97.21
$200,001 -$225,000	240	51,149,927	6.63	7.437	635	213,125	79.19	57.55	97.43
$225,001 -$250,000	213	50,674,386	6.57	7.236	646	237,908	78.64	46.52	99.06
$250,001 -$275,000	174	45,639,162	5.92	7.347	647	262,294	79.61	49.79	98.88
$275,001 -$300,000	130	37,211,225	4.83	7.279	657	286,240	79.26	41.59	97.71
$300,001 -$325,000	106	33,118,018	4.30	7.288	654	312,434	79.55	35.08	98.10
$325,001 -$350,000	56	18,901,971	2.45	7.301	637	337,535	80.30	34.03	98.18
$350,001 -$375,000	78	28,296,324	3.67	7.275	639	362,773	79.47	44.92	97.43
$375,001 -$400,000	97	37,659,615	4.89	7.156	651	388,243	78.87	34.10	96.91
$400,001 -$425,000	56	23,209,609	3.01	7.037	655	414,457	77.02	39.33	100.00
$425,001 -$450,000	71	31,080,375	4.03	7.252	641	437,752	78.30	28.12	95.79
$450,001 -$475,000	48	22,241,180	2.89	7.130	662	463,358	79.35	33.29	95.80
$475,001 -$500,000	54	26,452,214	3.43	7.321	653	489,856	79.03	22.09	96.27
$500,001 - $750,000	88	51,558,763	6.69	6.987	670	585,895	80.05	38.95	98.68

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

The Mortgage Loans – Group II

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.999%	109	$22,978,368	2.98%	5.840%	696	$210,811	66.58%	96.69%	99.40%
6.000 - 6.999%	1,173	274,855,416	35.65	6.717	666	234,318	77.25	50.01	98.16
7.000 - 7.999%	2,000	378,158,243	49.05	7.607	629	189,079	79.61	49.22	96.27
8.000 - 8.999%	573	86,506,455	11.22	8.497	591	150,971	80.40	67.44	93.39
9.000 - 9.999%	65	7,712,289	1.00	9.463	559	118,651	81.79	87.64	96.23
10.000 - 10.999%	5	705,782	0.09	10.290	557	141,156	79.10	43.21	100.00

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by FICO Score

Fico Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
800 & Above	5	$1,412,482	0.18%	6.818%	804	$282,496	75.79%	7.49%	100.00%
775 - 799	40	8,640,424	1.12	6.703	785	216,011	74.52	45.33	97.11
750 - 774	79	17,373,553	2.25	6.851	761	219,918	76.58	36.86	93.22
725 - 749	118	31,233,133	4.05	6.823	735	264,688	78.56	40.85	97.73
700 - 724	243	55,305,997	7.17	6.945	711	227,597	78.80	29.51	96.78
675 - 699	381	89,536,426	11.61	7.034	686	235,004	78.27	30.38	97.99
650 - 674	575	127,373,625	16.52	7.149	662	221,519	79.08	36.22	97.07
625 - 649	761	159,066,549	20.63	7.354	637	209,023	79.22	47.70	96.11
600 - 624	473	82,528,287	10.71	7.496	614	174,478	78.06	61.25	95.11
575 - 599	443	69,737,091	9.05	7.655	587	157,420	80.01	81.85	96.66
550 - 574	489	80,246,271	10.41	7.894	562	164,103	79.83	83.00	98.02
525 - 549	197	28,987,986	3.76	8.042	536	147,147	72.21	100.00	96.99
500 - 524	119	19,218,640	2.49	8.166	518	161,501	72.49	98.91	95.74
499 & Below	2	256,086	0.03	8.584	489	128,043	75.67	100.00	100.00

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	288	$40,900,844	5.31%	6.954%	622	$142,017	49.11%	68.79%	93.07%
60.01 - 70.00%	320	56,902,476	7.38	7.181	610	177,820	66.09	69.96	92.01
70.01 - 80.00%	2,337	504,776,662	65.48	7.333	654	215,993	79.27	37.17	97.14
80.01 - 85.00%	338	56,238,918	7.30	7.442	608	166,387	83.69	92.20	93.87
85.01 - 90.00%	642	112,097,651	14.54	7.664	610	174,607	89.40	92.57	100.00

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

The Mortgage Loans – Group II

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,499	$411,194,578	53.34%	7.372%	618	$164,544	78.66%	100.00%	97.00%
Stated	1,281	323,223,124	41.93	7.345	667	252,321	78.00	0.00	96.27
Alt	145	36,498,850	4.73	7.306	637	251,716	80.96	0.00	97.48

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	2,249	$398,973,472	51.75%	7.381%	617	$177,400	77.15%	72.26%	95.33%
Purchase	1,589	358,055,815	46.45	7.338	665	225,334	80.10	31.62	98.40
Rate/term Refi	87	13,887,266	1.80	7.201	622	159,624	75.51	69.79	93.19

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,743	$745,627,136	96.72%	7.345%	639	$199,206	78.65%	53.50%	100.00%
Non Owner Occupied	164	21,296,248	2.76	7.704	639	129,855	73.44	49.81	0.00
Second Home	18	3,993,168	0.52	7.813	635	221,843	75.20	42.79	0.00

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	3,010	$559,947,042	72.63%	7.362%	635	$186,029	78.34%	56.56%	96.79%
PUD	444	107,778,992	13.98	7.308	644	242,745	78.91	46.54	97.60
Condo	292	55,558,880	7.21	7.337	659	190,270	78.58	44.84	91.74
2 Family	100	29,092,334	3.77	7.368	647	290,923	79.25	24.95	100.00
3-4 Family	41	13,342,340	1.73	7.584	667	325,423	79.19	56.95	100.00
Townhouse	32	4,240,176	0.55	7.378	620	132,505	77.43	84.83	96.30
Modular Home	6	956,789	0.12	7.901	594	159,465	85.77	100.00	100.00

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

The Mortgage Loans – Group II

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	542	$169,295,752	21.96%	6.894%	658	$312,354	76.30%	42.23%	98.27%
Florida	599	97,547,168	12.65	7.287	638	162,850	76.21	56.66	95.57
Illinois	288	58,837,521	7.63	7.504	647	204,297	80.35	41.51	96.72
Arizona	176	35,226,021	4.57	7.424	631	200,148	78.15	58.14	96.85
Virginia	147	34,567,936	4.48	7.497	640	235,156	78.72	45.50	98.06
New Jersey	112	32,678,733	4.24	7.654	635	291,774	78.16	37.29	94.64
Georgia	196	28,385,234	3.68	7.853	624	144,823	80.27	66.34	95.77
Ohio	217	28,149,534	3.65	7.593	619	129,721	83.04	73.66	98.20
Massachusetts	95	27,703,865	3.59	7.585	642	291,620	79.58	53.58	100.00
Nevada	111	25,828,701	3.35	7.157	634	232,691	77.71	60.89	96.88
Other	1,442	232,696,087	30.18	7.522	631	161,370	79.83	60.80	95.67

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 140	15	$1,520,380	0.20%	7.031%	615	$101,359	69.25%	67.64%	96.25%
161 - 180	65	6,915,334	0.90	7.243	633	106,390	68.46	69.42	92.70
221 - 240	55	6,422,914	0.83	7.258	616	116,780	72.65	75.55	97.66
281 - 300	7	690,013	0.09	6.907	614	98,573	81.30	100.00	100.00
341 - 360	3,783	755,367,911	97.98	7.361	640	199,674	78.65	52.93	96.75

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Yr ARM Balloon 30/40	951	$225,015,410	29.19%	7.505%	632	$236,609	79.98%	44.54%	97.12%
2 Yr ARM	1,000	184,650,058	23.95	7.724	629	184,650	79.52	47.91	95.30
Fixed	1,242	178,498,466	23.15	7.147	634	143,719	75.20	77.54	96.17
2 Yr ARM IO	307	96,258,197	12.49	7.017	682	313,545	79.92	21.63	99.51
Fixed 30/40	262	54,154,352	7.02	6.918	641	206,696	76.78	80.51	96.36
FIXED IO	51	13,142,470	1.70	6.557	675	257,695	77.27	68.61	98.59
3 Yr ARM	45	5,591,197	0.73	8.036	618	124,249	82.97	74.85	96.17
3 Yr ARM Balloon 30/40	26	5,008,501	0.65	7.412	631	192,635	79.46	48.60	99.00
3 Yr ARM IO	10	2,997,019	0.39	7.096	681	299,702	81.43	15.62	100.00
5 Yr ARM	17	2,875,232	0.37	7.521	635	169,131	75.75	47.59	97.36
Other	14	2,725,649	0.35	7.382	629	194,689	79.37	80.94	88.38

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	3	$704,339	0.09%	8.325%	616	$234,780	78.21%	17.88%	100.00%
1.50%	2,365	524,262,060	68.01	7.493	640	221,675	79.83	41.96	96.89
Fixed Rate	1,557	245,950,153	31.90	7.066	637	157,964	75.63	77.70	96.34

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

The Mortgage Loans – Group II

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	3	$704,339	0.09%	8.325%	616	$234,780	78.21%	17.88%	100.00%
1.50%	2,365	524,262,060	68.01	7.493	640	221,675	79.83	41.96	96.89
Fixed Rate	1,557	245,950,153	31.90	7.066	637	157,964	75.63	77.70	96.34

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc		Pct. Owner Occupied
June 2007	3	$375,049	0.05%	8.126%	579	$125,016	79.42%	50.05.	%	100.00%
July 2007	2	219,414	0.03	8.186	534	109,707	78.03	100.00		100.00
August 2007	8	1,686,121	0.22	7.499	642	210,765	80.09	52.65		100.00
September 2007	715	154,435,606	20.03	7.446	640	215,994	79.67	40.04		97.44
October 2007	787	177,267,171	22.99	7.487	643	225,244	79.57	39.16		97.42
November 2007	743	171,940,303	22.30	7.537	638	231,414	80.15	44.76		95.87
September 2008	26	5,502,630	0.71	7.421	658	211,640	80.24	37.72		100.00
October 2008	30	4,906,531	0.64	7.671	623	163,551	82.98	56.27		97.43
November 2008	25	3,187,556	0.41	7.795	620	127,502	80.70	70.61		95.67
July 2010	1	123,503	0.02	9.490	488	123,503	75.00	100.00		100.00
September 2010	8	1,582,992	0.21	7.437	640	197,874	84.89	51.24		95.21
October 2010	9	1,850,152	0.24	7.278	636	205,572	75.48	86.78		86.78
November 2010	11	1,889,370	0.25	7.447	635	171,761	76.60	50.25		96.19
Fixed Rate	1,557	245,950,153	31.90	7.066	637	157,964	75.63	77.70		96.34

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%		96.72%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
12.50 - 12.99%	7	$2,341,370	0.30%	5.928%	725	$334,481	77.19%	89.75%	100.00%
13.00 - 13.49%	70	23,452,735	3.04	6.321	681	335,039	79.03	49.52	100.00
13.50 - 13.99%	448	129,797,079	16.84	6.855	673	289,726	79.23	26.41	98.66
14.00 - 14.49%	339	88,163,428	11.44	7.287	662	260,069	80.28	23.82	99.49
14.50 - 14.99%	1,079	209,924,376	27.23	7.754	622	194,555	79.89	50.18	95.51
15.00 - 15.49%	177	32,166,594	4.17	8.267	604	181,732	80.33	55.32	95.73
15.50 - 15.99%	209	33,417,741	4.33	8.742	581	159,893	80.61	70.19	90.48
16.00% & Above	39	5,703,075	0.74	9.495	561	146,233	81.09	79.23	97.70
Fixed Rate	1,557	245,950,153	31.90	7.066	637	157,964	75.63	77.70	96.34

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	294	$70,458,369	9.14%	7.056%	663	$239,654	79.95%	42.53%	97.92%
5.00 - 5.49%	351	104,093,995	13.50	6.850	671	296,564	79.29	26.31	99.47
5.50 - 5.99%	319	85,667,872	11.11	7.204	663	268,551	80.13	26.20	98.53
6.00 - 6.49%	834	170,467,032	22.11	7.727	624	204,397	79.84	48.86	96.35
6.50 - 6.99%	306	53,731,367	6.97	8.058	612	175,593	79.70	52.79	92.16
7.00% & Above	264	40,547,765	5.26	8.800	579	153,590	80.48	70.66	93.64
Fixed Rate	1,557	245,950,153	31.90	7.066	637	157,964	75.63	77.70	96.34

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%

The Mortgage Loans – Group II

Distribution by Prepayment Penalty Term

Prepayment Penalty Term	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0	531	$119,430,935	15.49%	7.730%	635	$224,917	79.33%	46.12%	96.30%
6	117	28,146,845	3.65	7.486	665	240,571	79.18	33.60	98.49
12	262	61,543,238	7.98	7.440	648	234,898	79.77	34.63	96.96
18	27	6,077,993	0.79	7.345	642	225,111	76.87	39.50	93.75
24	1,068	243,254,060	31.55	7.396	643	227,766	79.63	39.32	96.55
30	14	3,114,225	0.40	7.444	609	222,445	82.93	77.84	100.00
36	359	76,982,352	9.99	7.303	647	214,436	79.64	51.93	98.09
42	16	2,014,109	0.26	7.176	624	125,882	78.69	86.17	100.00
48	16	3,128,057	0.41	7.302	639	195,504	78.65	78.50	100.00
54	1	310,000	0.04	7.875	597	310,000	82.67	100.00	100.00
60	1,514	226,914,737	29.43	7.101	630	149,878	75.98	79.50	96.33

Total:	3,925	$770,916,552	100.00%	7.358%	639	$196,412	78.49%	53.34%	96.72%